                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      20

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      27
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
                 RESULTS OF SHAREHOLDER VOTES      29

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80%
Jun 00                                                                            5.70%
Sep 00                                                                            1.30%
Dec 00                                                                            1.90%
Mar 01                                                                            1.30%
Jun 01                                                                            0.30%
Sep 01                                                                           -1.30%
Dec 01                                                                            1.70%
Mar 02                                                                            6.10%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                       A SHARES   B SHARES     C SHARES
---------------------------------------------------------------------------
Six-month total return at NAV(1)         10.37%      9.96%        9.97%
---------------------------------------------------------------------------
Six-month total return(2)                 5.12%      5.96%        8.97%
---------------------------------------------------------------------------
One-year total return(2)                  6.48%      6.98%        9.99%
---------------------------------------------------------------------------
Five-year average annual total
return(2)                                 7.27%      7.29%        7.52%
---------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)*                               11.43%     11.47%(3)    11.29%
---------------------------------------------------------------------------
Commencement date                      06/09/94   06/09/94     06/09/94
---------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

(*) Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2002)


1.   EQUITY OFFICE PROPERTIES    6.8%
     Manages and owns office buildings and
     parking facilities in the United
     States.

2.   SIMON PROPERTY GROUP        6.5%
     Develops and manages shopping malls
     in the United States, France and
     Poland.

3.   STARWOOD HOTELS & RESORTS
     WORLDWIDE                   5.4%
     Owns hotels and time-share resorts
     worldwide.

4.   AVALONBAY COMMUNITIES       5.3%
     Develops and manages apartment
     communities in the United States.

5.   PUBLIC STORAGE              4.4%
     Develops and operates self-storage
     facilities and commercial properties.

6.   EQUITY RESIDENTIAL
     PROPERTIES                  3.9%
     Owns and manages multifamily
     properties and apartments in the
     United States.

7.   ARDEN REALTY                3.9%
     Owns, leases and renovates commercial
     properties in Southern California.

8.   BROOKFIELD PROPERTIES       3.8%
     Manages North American office
     properties and develops residential
     communities.

9.   ROUSE                       3.7%
     Owns and operates retail centers,
     office and industrial buildings
     across the United States.

10.  ARCHSTONE-SMITH             3.7%
     Develops and operates apartment
     complexes in the United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


[BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Real Estate Investment Trusts                                              88.90%                             88.10%
Hotels                                                                      7.20%                              4.50%
Homebuilding                                                                3.80%                              4.00%
Diversified Financial Services                                              0.00%(+)                           0.10%
Application Software                                                        0.00%(+)                           0.00%(+)


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.
(+)Industry holdings are less than .01% of long-term investments.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN REAL ESTATE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S REAL ESTATE TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE THEODORE BIGMAN, MANAGING DIRECTOR, AND DOUGLAS FUNKE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The broad U.S. equity markets
faced very strong headwinds during the first six months of 2002, with most stocks falling steeply. Their losses were driven by the confluence of a number of factors including uncertainty with regard to the timing and strength of the economy's recovery, the risk of renewed terrorism, tensions in the Middle East and Asia and, perhaps of greatest significance, a dramatic decline in corporate credibility. Investors were faced with a persistent stream of bad news from corporate America, much of it involving pervasive downward adjustments to audited accounting results.

    Against this difficult backdrop, the real estate investment trust (REIT) sector strongly outperformed most equity indexes. This outperformance marked the continuance of a trend that started in March 2000. We attribute the recent outperformance to a number of factors. First, it appears to reflect a sharp increase in investor interest and activity in the REIT sector by those investors who are attracted by its diversification effect on their overall asset allocation. Second, and perhaps most relevant in recent months, is the clarity of the business model and earnings. To date, REITs have not been involved with the accounting scandals that have tainted the broader equity markets. Finally, the stability and absolute level of REIT yields have been especially attractive to many investors in these trying markets.

Q   HOW DID THE FUND PERFORM
    IN THIS ENVIRONMENT?

A   The fund returned 10.37 percent
for the six months ended June 30, 2002.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the NAREIT Equity Index returned 13.68 percent, and the Standard & Poor's 500 Index returned -13.15 percent for the same period. The NAREIT Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S RELATIVE PERFORMANCE?

A   At the beginning of the year, the
consensus view was that 2002 would be a year in which the economy transitioned to a typical economic recovery. To date, however, the recovery has been anemic and has not resulted in significant job growth. This lack of economic strength caused the office and apartment sectors to underperform the broader REIT market. Both sectors experienced weak demand conditions at their properties that are likely to persist until job growth returns. The fund entered the period with slight overweightings to both sectors.

    The fund's performance was helped by an overweighted position in regional malls. This sector was among the best performers during the period. Regional malls have enjoyed the strongest underlying property performance of any major REIT sector, and the fund's holdings participated fully in that favorable trend.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE FUND?

A   From a top-down perspective,
we adjusted modestly the portfolio's sector weightings to respond to the lack of job growth and the growing likelihood that the economy's recovery would occur later than many in the market initially thought. As part of this adjustment, we trimmed the fund's overweighted positions in apartment and office securities. We modestly increased the portfolio's holdings in the mall sector because it showed relatively strong stability during an otherwise difficult economic environment.

    We also began to selectively position the portfolio for an economic recovery. This strategy led us to add to the fund's hotel holdings. While these companies have been hit hard by a steep drop in business travel, we believe that, in many cases, the stocks were oversold. Moreover, in our view, the sector is likely to be among the first real estate sectors to benefit from a turnaround in the economy. We also added to the fund's industrial holdings in the belief that the sector is likely to trough before the office market sector and so may be another lead real estate sector once an economic turnaround occurs. Private sector buyers have also been active in that sector, which provides further potential price support.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKETS IN THE COMING MONTHS?

A   We anticipate that the real estate
market is likely to continue to draw capital from large institutional investors. Within the REIT markets, securities have generally traded at a premium to their underlying real estate values in recent months. We anticipate that this trend will continue as long as the volatility in the equity markets persists. That said, REIT companies might expand equity issuance, which would in turn limit the sector's premium by introducing new supply into the market. The risk of higher interest rates, which could ultimately reduce the value of the securities' dividends, could have the same effect. Perhaps the greatest wild card is the future path of the broader equity markets. As long as U.S. stocks remain volatile, REITs, as a defensive sector, are likely to continue to benefit from strong investor interest.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile and paper companies. Noncyclical stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

EARNINGS EXPECTATIONS: Reflect a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

REAL ESTATE INVESTMENT TRUSTS (REITS): Companies that own, develop and operate apartment complexes, hotels, office buildings and other commercial properties. REITs, which are often publicly traded, distribute nearly all of their taxable income back to shareholders--thus avoiding most taxation at the corporate level.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON AND PREFERRED STOCKS  94.3%
APPLICATION SOFTWARE  0.0%
Internap Network Services Corp. (a).........................      9,783   $      2,250
                                                                          ------------
DIVERSIFIED FINANCIAL SERVICES  0.0%
Acadia Realty Trust.........................................      7,800         63,570
Ramco-Gershenson Properties Trust...........................      1,000         20,150
                                                                          ------------
                                                                                83,720
                                                                          ------------
DIVERSIFIED METALS & MINING  0.0%
FrontLine Capital Group (a).................................    185,000              0
                                                                          ------------

HOMEBUILDING  3.6%
Atlantic Gulf Communities Corp. (a).........................    131,004              0
Atlantic Gulf Communities Corp.--Convertible Preferred Ser B
  (a).......................................................     30,570              0
Atlantic Gulf Communities Corp.--Preferred Ser B, 144A--
  Private Placement (a) (b).................................     43,609              0
Atlantic Gulf Communities Corp.--Warrants 20,380 shares of
  each Class B and C expiring 06/23/04 (a)..................     40,760              0
Atlantic Gulf Communities Corp.--Warrants 39,121 shares of
  each Class A, B and C expiring 06/23/04 (a)...............    117,363              0
Brookfield Properties Corp. (Canada)........................    651,889     13,102,969
                                                                          ------------
                                                                            13,102,969
                                                                          ------------
HOTELS  6.8%
Candlewood Hotel Co., Inc. (a)..............................     43,400         58,590
Hilton Hotels Corp. ........................................    386,000      5,365,400
Interstate Hotels Corp. (a).................................     13,259         48,263
John Q. Hammons Hotels, Inc., Class A (a)...................      6,700         41,205
Starwood Hotels & Resorts Worldwide, Inc., Class B..........    565,228     18,590,349
Wyndham International, Inc., Class A (a)....................    572,598        664,214
                                                                          ------------
                                                                            24,768,021
                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS  83.9%
AMB Property Corp. .........................................    294,000      9,114,000
Amli Residential Properties Trust...........................    116,800      3,036,800
Apartment Investment & Management Co., Class A..............    172,500      8,487,000
Archstone-Smith Trust.......................................    472,500     12,615,750
Arden Realty, Inc. .........................................    469,900     13,368,655

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Avalonbay Communities, Inc. ................................    387,900   $ 18,114,930
Beacon Capital Partners, Inc. ..............................    177,900        996,622
Beacon Capital Partners, Wyndham International, Inc. .......     29,140      2,161,195
Beacon Capital Partners, Wyndham Series II..................     15,735      1,222,300
Boston Properties, Inc. ....................................    256,500     10,247,175
Capital Automotive..........................................     45,300      1,080,858
CarrAmerica Realty Corp. ...................................    121,400      3,745,190
CBL & Associates Properties, Inc. ..........................     36,100      1,462,050
Chateau Communities, Inc. ..................................    159,192      4,871,275
Crescent Real Estate Equities Co. ..........................    101,700      1,901,790
Equity Office Properties Trust..............................    774,892     23,324,249
Equity Residential Properties Trust.........................    470,538     13,527,967
Essex Property Trust, Inc. .................................    137,800      7,537,660
Federal Realty Investment Trust.............................    323,200      8,955,872
Forest City Enterprises, Inc. ..............................     48,000      1,668,000
General Growth Properties, Inc. ............................    168,400      8,588,400
Great Lakes REIT, Inc. .....................................    138,009      2,619,411
Host Marriott Corp. (a).....................................  1,068,800     12,077,440
Innkeepers USA Trust........................................    208,200      1,994,556
JDN Realty Corp. ...........................................     51,500        643,750
Kilroy Realty Corp. ........................................    177,100      4,737,425
Kimco Realty Corp. .........................................      4,000        133,960
Koger Equity................................................     21,800        420,740
Macerich Co. ...............................................     57,000      1,767,000
Mack-Cali Realty Corp. .....................................    219,700      7,722,455
Manufactured Home Communities, Inc. ........................    130,300      4,573,530
Pennsylvania REIT...........................................        100          2,711
Post Properties, Inc. ......................................    210,500      6,348,680
Prime Group Realty Trust (a)................................    100,500        654,255
ProLogis Trust..............................................    438,613     11,403,938
PS Business Parks, Inc. ....................................      4,300        150,285
Public Storage, Inc. .......................................    410,474     15,228,585
Reckson Associates Realty Corp. ............................    150,900      3,757,410
Regency Centers Corp. ......................................     26,700        791,655
Rouse Co. ..................................................    387,900     12,800,700
Shurgard Storage Centers, Inc., Class A.....................    180,700      6,270,290
Simon Property Group, Inc. .................................    602,900     22,210,836
SL Green Realty Corp. ......................................    116,800      4,163,920
Summit Properties, Inc. ....................................    154,400      3,605,240
Sun Communities, Inc. ......................................     13,000        542,750
Taubman Centers, Inc. ......................................    506,045      7,717,186
Trizec Properties, Inc. ....................................    461,200      7,775,832

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Vornado Realty Trust........................................    140,500   $  6,491,100
Wellsford Real Properties, Inc. (a).........................    133,550      2,764,485
                                                                          ------------
                                                                           305,397,863
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $296,761,900)..................................................    343,354,823

REPURCHASE AGREEMENT  4.9%
BankAmerica Securities ($18,016,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/28/02, to
  be sold on 07/01/02 at $18,018,853) (Cost $18,016,000)...............     18,016,000
                                                                          ------------

TOTAL INVESTMENTS  99.2%
  (Cost $314,777,900)..................................................    361,370,823
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%............................      2,898,159
                                                                          ------------

NET ASSETS  100.0%.....................................................   $364,268,982
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $314,777,900).......................  $361,370,823
Cash........................................................        12,147
Receivables:
  Fund Shares Sold..........................................     4,587,323
  Dividends.................................................     2,446,531
  Investments Sold..........................................       579,300
  Interest..................................................         2,853
Other.......................................................        60,688
                                                              ------------
    Total Assets............................................   369,059,665
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,404,749
  Fund Shares Repurchased...................................       740,443
  Investment Advisory Fee...................................       286,522
  Distributor and Affiliates................................       224,384
Trustees' Deferred Compensation and Retirement Plans........        76,066
Accrued Expenses............................................        58,519
                                                              ------------
    Total Liabilities.......................................     4,790,683
                                                              ------------
NET ASSETS..................................................  $364,268,982
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $317,989,027
Net Unrealized Appreciation.................................    46,592,923
Accumulated Undistributed Net Investment Income.............       759,200
Accumulated Net Realized Loss...............................    (1,072,168)
                                                              ------------
NET ASSETS..................................................  $364,268,982
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $223,962,543 and 14,428,007 shares of
    beneficial interest issued and outstanding).............  $      15.52
    Maximum sales charge (4.75%* of offering price).........           .77
                                                              ------------
    Maximum offering price to public........................  $      16.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $85,259,529 and 5,490,667 shares of
    beneficial interest issued and outstanding).............  $      15.53
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,046,910 and 3,547,093 shares of
    beneficial interest issued and outstanding).............  $      15.52
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $22,866).....  $ 4,677,629
Interest....................................................      123,170
                                                              -----------
    Total Income............................................    4,800,799
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,543,746
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $215,622, $377,534 and $241,293,
  respectively).............................................      834,449
Shareholder Services........................................      279,169
Custody.....................................................       27,960
Trustees' Fees and Related Expenses.........................        8,737
Legal.......................................................        5,865
Other.......................................................      163,952
                                                              -----------
    Total Expenses..........................................    2,863,878
    Investment Advisory Fee Reduction.......................        8,675
    Less Credits Earned on Cash Balances....................        6,509
                                                              -----------
    Net Expenses............................................    2,848,694
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,952,105
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,879,353
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   20,825,594
  End of the Period.........................................   46,592,923
                                                              -----------
Net Unrealized Appreciation During the Period...............   25,767,329
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $27,646,682
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $29,598,787
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  1,952,105        $   6,176,304
Net Realized Gain.................................      1,879,353            4,284,995
Net Unrealized Appreciation During the Period.....     25,767,329            7,586,067
                                                     ------------        -------------
Change in Net Assets from Operations..............     29,598,787           18,047,366
                                                     ------------        -------------

Distributions from Net Investment Income:
  Class A Shares..................................     (2,091,424)          (4,477,623)
  Class B Shares..................................       (538,660)          (1,451,727)
  Class C Shares..................................       (348,386)            (832,105)
                                                     ------------        -------------
Total Distributions...............................     (2,978,470)          (6,761,455)
                                                     ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     26,620,317           11,285,911
                                                     ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    117,509,709          166,308,143
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      2,564,120            5,846,848
Cost of Shares Repurchased........................    (48,178,132)        (119,844,488)
                                                     ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     71,895,697           52,310,503
                                                     ------------        -------------
TOTAL INCREASE IN NET ASSETS......................     98,516,014           63,596,414
NET ASSETS:
Beginning of the Period...........................    265,752,968          202,156,554
                                                     ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $759,200
  and $1,785,565, respectively)...................   $364,268,982        $ 265,752,968
                                                     ============        =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX
                                 MONTHS
                                 ENDED                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                  JUNE 30,   -------------------------------------------------
                                2002 (a)   2001 (a)   2000 (a)   1999 (a)    1998      1997
                                ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.21     $13.49     $10.84     $11.58    $ 13.81   $13.01
                                 ------     ------     ------     ------    -------   ------
  Net Investment Income.......      .12        .39        .49        .40        .51      .36
  Net Realized and Unrealized
    Gain/Loss.................     1.35        .74       2.56       (.76)     (2.14)    2.22
                                 ------     ------     ------     ------    -------   ------
Total from Investment
  Operations..................     1.47       1.13       3.05       (.36)     (1.63)    2.58
                                 ------     ------     ------     ------    -------   ------
Less:
  Distributions from Net
    Investment Income.........      .16        .41        .40        .38        .38      .38
  Distributions from Net
    Realized Gain.............      -0-        -0-        -0-        -0-        .22     1.40
                                 ------     ------     ------     ------    -------   ------
Total Distributions...........      .16        .41        .40        .38        .60     1.78
                                 ------     ------     ------     ------    -------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $15.52     $14.21     $13.49     $10.84    $ 11.58   $13.81
                                 ======     ======     ======     ======    =======   ======

Total Return (b)*.............   10.37%**    8.56%     28.53%     -3.15%    -11.99%   20.66%
Net Assets at End of the
  Period (In millions)........   $224.0     $154.5     $114.8     $ 52.8    $  41.7   $ 51.3
Ratio of Expenses to Average
  Net Assets*.................    1.55%      1.55%      1.55%      1.68%      1.76%    1.77%
Ratio of Net Investment Income
  to Average Net Assets*......    1.61%      2.84%      4.05%      3.53%      3.98%    2.77%
Portfolio Turnover............      13%**      38%        34%        46%       113%     159%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................    1.56%      1.67%      1.63%      1.94%        N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets.......    1.60%      2.72%      3.97%      3.26%        N/A      N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX
                                 MONTHS
                                 ENDED                  YEAR ENDED DECEMBER 31,
CLASS B SHARES                  JUNE 30,   -------------------------------------------------
                                2002 (a)   2001 (a)   2000 (a)   1999 (a)    1998      1997
                                ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.22     $13.50     $10.84     $11.57    $ 13.80   $13.01
                                 ------     ------     ------     ------    -------   ------
  Net Investment Income.......      .05        .28        .40        .29        .41      .27
  Net Realized and Unrealized
    Gain/Loss.................     1.36        .76       2.56       (.74)     (2.13)    2.21
                                 ------     ------     ------     ------    -------   ------
Total from Investment
  Operations..................     1.41       1.04       2.96       (.45)     (1.72)    2.48
                                 ------     ------     ------     ------    -------   ------
Less:
  Distributions from Net
    Investment Income.........      .10        .32        .30        .28        .29      .29
  Distributions from Net
    Realized Gain.............      -0-        -0-        -0-        -0-        .22     1.40
                                 ------     ------     ------     ------    -------   ------
Total Distributions...........      .10        .32        .30        .28        .51     1.69
                                 ------     ------     ------     ------    -------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $15.53     $14.22     $13.50     $10.84    $ 11.57   $13.80
                                 ======     ======     ======     ======    =======   ======

Total Return (b)*.............    9.96%**    7.80%     27.63%     -3.98%    -12.62%   19.76%
Net Assets at End of the
  Period (In millions)........   $ 85.3     $ 68.8     $ 58.6     $ 53.8    $  64.4   $ 73.2
Ratio of Expenses to Average
  Net Assets*.................    2.30%      2.30%      2.30%      2.46%      2.53%    2.52%
Ratio of Net Investment Income
  to Average Net Assets*......     .74%      2.04%      3.30%      2.52%      3.26%    2.03%
Portfolio Turnover............      13%**      38%        34%        46%       113%     159%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................    2.31%      2.42%      2.38%      2.72%        N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets.......     .73%      1.92%      3.22%      2.26%        N/A      N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX
                                 MONTHS
                                 ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES                  JUNE 30,   --------------------------------------------------
                                2002 (a)   2001 (a)   2000 (a)   1999 (a)   1998 (a)    1997
                                -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $14.21     $13.49     $10.84     $11.57    $ 13.79    $13.00
                                 ------     ------     ------     ------    -------    ------
  Net Investment Income.......      .06        .29        .40        .29        .41       .27
  Net Realized and Unrealized
    Gain/Loss.................     1.35        .75       2.55       (.74)     (2.13)     2.21
                                 ------     ------     ------     ------    -------    ------
Total from Investment
  Operations..................     1.41       1.04       2.95       (.45)     (1.72)     2.48
                                 ------     ------     ------     ------    -------    ------
Less:
  Distributions from Net
    Investment Income.........      .10        .32        .30        .28        .28       .29
  Distributions from Net
    Realized Gain.............      -0-        -0-        -0-        -0-        .22      1.40
                                 ------     ------     ------     ------    -------    ------
Total Distributions...........      .10        .32        .30        .28        .50      1.69
                                 ------     ------     ------     ------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $15.52     $14.21     $13.49     $10.84    $ 11.57    $13.79
                                 ======     ======     ======     ======    =======    ======

Total Return (b)*.............    9.97%**    7.80%     27.53%     -3.89%    -12.63%    19.78%
Net Assets at End of the
  Period (In millions)........   $ 55.0     $ 42.5     $ 28.7     $ 16.9    $  17.1    $ 17.4
Ratio of Expenses to Average
  Net Assets*.................    2.30%      2.30%      2.30%      2.46%      2.54%     2.52%
Ratio of Net Investment Income
  to Average Net Assets*......     .77%      2.13%      3.30%      2.60%      3.31%     2.00%
Portfolio Turnover............      13%**      38%        34%        46%       113%      159%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................    2.31%      2.42%      2.38%      2.72%        N/A       N/A
Ratio of Net Investment Income
  to Average Net Assets.......     .76%      2.01%      3.22%      2.33%        N/A       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The shareholders of the Fund voted on March 20, 2002 to reclassify the Fund's fundamental investment policy from being diversified to non-diversified. The Fund's investment objective is to seek long-term growth of capital. Current income is the secondary investment objective. The Fund's investment adviser seeks to achieve its objective by investing primarily in a portfolio of securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2001 the Fund had an accumulated capital loss carryforward for tax purposes of $1,449,595 which will expire on December 31, 2008.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $316,214,664
                                                                ============
Gross tax unrealized appreciation...........................    $ 51,148,494
Gross tax unrealized depreciation...........................      (5,992,335)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 45,156,159
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Fund's custody fee was reduced by $6,509 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       1.00%
Next $500 million...........................................        .95%
Over $1 billion.............................................        .90%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended June 30, 2002, the Adviser voluntarily waived $8,675 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2002, the Fund recognized expenses of approximately $5,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $15,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $231,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $51,925 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $196,329,699, $74,776,291, and $46,883,037 for Classes A, B, and C, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   5,700,960    $ 85,830,621
  Class B................................................   1,228,895      18,544,989
  Class C................................................     876,458      13,134,099
                                                           ----------    ------------
Total Sales..............................................   7,806,313    $117,509,709
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     123,227    $  1,872,116
  Class B................................................      28,543         433,884
  Class C................................................      16,991         258,120
                                                           ----------    ------------
Total Dividend Reinvestment..............................     168,761    $  2,564,120
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,265,767)   $(34,096,412)
  Class B................................................    (603,524)     (9,077,145)
  Class C................................................    (334,368)     (5,004,575)
                                                           ----------    ------------
Total Repurchases........................................  (3,203,659)   $(48,178,132)
                                                           ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $142,723,374, $64,874,563 and
$38,495,393 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   8,994,185    $ 124,041,872
  Class B................................................   1,654,392       22,914,959
  Class C................................................   1,406,634       19,351,312
                                                           ----------    -------------
Total Sales..............................................  12,055,211    $ 166,308,143
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     296,990    $   4,061,103
  Class B................................................      86,075        1,179,384
  Class C................................................      44,191          606,361
                                                           ----------    -------------
Total Dividend Reinvestment..............................     427,256    $   5,846,848
                                                           ==========    =============
Repurchases:
  Class A................................................  (6,932,636)   $ (94,634,988)
  Class B................................................  (1,247,134)     (17,120,927)
  Class C................................................    (588,689)      (8,088,573)
                                                           ----------    -------------
Total Repurchases........................................  (8,768,459)   $(119,844,488)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2002 and year ended December 31, 2001, 39,358 and 177,526 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2002 and year ended December 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $41,200 and CDSC on the redeemed shares of approximately $90,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $106,414,668 and $38,955,423, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002, are payments retained by Van Kampen of approximately $423,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $30,200.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III *
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

A special meeting of the shareholders of the Fund was held on March 20, 2002, where shareholders voted to approve the elimination of the Fund's fundamental investment policy regarding diversification and the reclassification of the Fund as "non-diversified".

1) With regard to this proposal, 6,920,626 shares voted for the proposal, 641,251 shares voted against and 469,787 shares abstained.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
89, 189, 289                                                   Member NASD/SIPC.
REAL SAR 8/02                                                    6937H02-AP-8/02